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                                                                    EXHIBIT 10.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Form 20-F of our Report dated January 31, 2001, and to the incorporation of our reports included in this Form 20-F, into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-85168, 333-09292 and 333-74321. It should be noted that we have not audited any financial statements of the Company subsequent to November 30, 2000 or performed any audit procedures subsequent to the date of our report.

                                          /s/ Arthur Andersen

Edinburgh, Scotland
May 29, 2001